Exhibit 99.2
EXECUTION VERSION

AMENDMENT NO. 1 dated as of June 18, 2015 (this “Amendment”), to the CREDIT AGREEMENT dated as of February 19, 2014, (the “Credit Agreement”), among DIAMOND FOODS, INC., a Delaware corporation (the “Borrower”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”) and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent.
WHEREAS, The Borrower has requested that the Credit Agreement be amended to provide for certain changes to the definition of Change of Control as set forth herein, and the Lenders are willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein;
Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1.    Defined Terms. Capitalized terms used but not defined herein (including in the recitals hereto) shall have the meanings given to them in the Credit Agreement (as amended hereby).
SECTION 2.    Amendment to the Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 4 hereof and in reliance on the representations and warranties set forth in Section 3 hereof, clause (b) of the definition of the term “Change of Control” set forth in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
“(b)    [Reserved]; or”
SECTION 3.    Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower and each other Loan Party represent and warrant to each of the Lenders and the Administrative Agent that (a) this Amendment has been duly authorized, executed and delivered by the Borrower and each other Loan Party, and this Amendment constitutes a legal, valid and binding obligation of the Borrower and each other Loan Party, enforceable against the Borrower and each other Loan Party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors’ rights generally and by general principles of equity; (b) after giving effect to this Amendment (and the payment of fees and expenses incurred in connection therewith), the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or in any other Loan Document shall be true and correct in all material respects (or, in the case of any such representation or warranty that is qualified by materiality, in all respects) on and as of the Amendment Effective Date with the same effect as though made on and as of such date, except to the extent that such representations and warranties relate to an earlier date; and (c) as of the Amendment Effective Date, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 4.    Amendment Effectiveness. The effectiveness of the Amendment shall be subject to the satisfaction (or waiver by the Lenders party hereto), on or prior to June 18, 2015, of the following conditions (the first Business Day on which all conditions are so satisfied or waived, the “Amendment Effective Date”):
(a)     the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of (A) the Borrower and the Guarantors, (B) the Administrative Agent and (C) the Required Lenders (it being understood that the delivery of such counterpart shall be irrevocable);
(b)    the representations and warranties set forth in Section 3 above shall be true and correct as of the Amendment Effective Date;
(c)    each Lender that shall have consented to this Amendment on or prior to the Amendment Effective Date shall receive, prior to or simultaneously with the effectiveness of this Amendment, payment of a consent fee equal to 0.025% of the principal amount of Loans held by such Lender; and
(d)    the Administrative Agent shall have received payment of all invoiced fees and other amounts due and payable on or prior to the Amendment Effective Date, including reimbursement or payment of all out‑of‑pocket expenses (including the reasonable fees, disbursements and other charges of Cravath, Swaine & Moore LLP) required to be reimbursed or paid by the Borrower under any Loan Document or otherwise in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith.
SECTION 5.    Reaffirmation of Guarantee and Security. The Borrower and each other Loan Party, by its signature hereto, hereby (a) agrees that, notwithstanding the effectiveness of this Amendment, each Guaranty and each of the Collateral Documents continue to be in full force and effect and (b) affirms and confirms its guarantee of the Obligations and the pledge of and/or grant of a security interest in its assets as Collateral to secure such Obligations, all as provided in the Guaranties and the Collateral Documents as originally executed, and acknowledges and agrees that such guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, such Obligations under the Credit Agreement and the other Loan Documents, as amended by this Amendment.
SECTION 6.    Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the Amendment Effective Date, any reference to the Credit Agreement in any Loan Document, and the terms “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof”, “hereby” and words of similar import in the Credit Agreement, shall, unless the context otherwise requires, mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. This Amendment shall not extinguish the Obligations for the payment of money outstanding under the Credit Agreement or discharge or release the Lien of any Loan Document or any other security therefor or any guarantee thereof, and the Liens and security interests in favor of the Administrative Agent for the benefit of the Secured Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations. Nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith.
SECTION 7.    Acknowledgement and Consent. Each Loan Party hereby acknowledges that it has read this Amendment and consents to the terms hereof and further hereby affirms, confirms and agrees that (a) notwithstanding the effectiveness of this Amendment, the obligations of such Loan Party under each of the Loan Documents to which it is a party shall not be impaired and each of the Loan Documents to which such Loan Party is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects, in each case, as amended hereby; and (b) its Guarantee of the Obligations, and the pledge of and/or grant of a security interest in its assets as Collateral to secure the Obligations, all as and to the extent provided in the Security Documents as originally executed except to the extent amended hereby, shall continue in full force and effect in respect of, and to secure, the Obligations and shall accrue to the benefit of the Secured Parties. Each Lender that delivers an executed counterpart of this Amendment hereby consents to this Amendment and the transactions contemplated thereby.
SECTION 8.    Expenses. The Borrower agrees to pay on demand all expenses of the Administrative Agent (including the reasonable fees, disbursements and other charges of Cravath, Swaine & Moore LLP) required to be reimbursed or paid by the Borrower under any Loan Document or otherwise in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of this Amendment and the Credit Agreement as modified hereby.
SECTION 9.    Tax Matters. From and after the effective date of the Amendment, the Borrower shall indemnify the Administrative Agent, and hold it harmless from, any and all losses, claims, damages, liabilities and related expenses, including Taxes and the fees, charges and disbursements of any counsel for any of the foregoing, arising in connection with the Administrative Agent’s treating, for purposes of determining withholding Taxes imposed under FATCA, the Loans as qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
SECTION 10.    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission, “.pdf” or similar electronic format shall be as effective as delivery of a manually signed counterpart of this Agreement.
SECTION 11.    Governing Law; Jurisdiction; Etc. The provisions of Sections 10.14 and 10.15 of the Credit Agreement shall apply to this Amendment, mutatis mutandis.
SECTION 12.    Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

DIAMOND FOODS, INC.
by
/s/ Raymond P. Silcock
Name: Raymond P. Silcock
Title: Chief Financial Officer

[Signature Page to Amendment No. 1]

KETTLE FOODS, INC.
by
/s/ Raymond P. Silcock
Name: Raymond P. Silcock
Title: Chief Financial Officer

[Signature Page to Amendment No. 1]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent,
by
/s/ Judith Smith
Name: Judith Smith
Title: Authorized Signatory

by
/s/ Sean MacGregor
Name: Sean MacGregor
Title: Authorized Signatory

Signature pages from 173 Lenders representing at least the Required Lenders

[Signature Page to Amendment No. 1]